Exhibit 99.2

Contacts:	For news media – George E. Biechler, 610-774-5997
For financial analysts – Joseph P. Bergstein, 610-774-5609

PPL Corporation Reports Revised 2011 Earnings Due to

Favorable Supreme Court Decision on Montana Streambed Case

ALLENTOWN, Pa. (Feb. 27, 2012) —PPL Corporation (NYSE: PPL) on Monday (2/27) announced increased fourth-quarter and year-end 2011 earnings compared with the results previously reported on Feb. 10, 2012, due to a favorable U.S. Supreme Court decision affecting the company’s hydroelectric generation operations in Montana.

The Supreme Court on Feb. 22 unanimously overturned a previous Montana state Supreme Court decision requiring PPL Montana to pay rent for the use, in its hydroelectric operations, of riverbeds under portions of three rivers in Montana.

Reflecting the court’s decision, PPL has reversed a loss accrual of $89 million pre-tax, or $53 million after-tax.

PPL’s revised 2011 reported earnings were $1.495 billion, or $2.70 per share, as compared with the previously announced totals of $1.442 billion, or $2.61 per share. Excluding special items, PPL’s revised 2011 earnings from ongoing operations were $1.509 billion, or $2.73 per share, as compared with the previously announced totals of $1.504 billion, or $2.72 per share.

For the fourth quarter of 2011, PPL’s revised reported earnings were $454 million, or $0.78 per share, as compared with the previously announced totals of $401 million, or $0.69 per share. Excluding special items, PPL’s revised 2011 fourth-quarter earnings from ongoing operations were $410 million, or $0.71 per share, as compared with the previously announced totals of $405 million, or $0.70 per share.

PPL is maintaining the existing 2012 earnings forecast range of $2.15 per share to $2.45 per share, with a midpoint of $2.30 per share.

The reversal of the loss accrual affected PPL’s competitive supply business segment, which primarily consists of the domestic energy generation and marketing operations of PPL Energy Supply.

This segment’s revised 2011 reported earnings were $1.40 per share, as compared with the previously announced $1.31 per share. Excluding special items, this segment’s revised 2011 earnings from ongoing operations were $1.15 per share, as compared with the previously announced $1.14 per share.

For the fourth quarter of 2011, this segment’s revised reported earnings were $0.46 per share, as compared with the previously announced $0.37 per share. Excluding special items, this segment’s revised 2011 fourth-quarter earnings from ongoing operations were $0.27 per share, as compared with the previously announced $0.26 per share.

PPL Corporation, headquartered in Allentown, Pa., owns or controls about 19,000 megawatts of generating capacity in the United States, sells energy in key U.S. markets, and delivers electricity and natural gas to about 10 million customers in the United States and the United Kingdom. More information is available at www.pplweb.com.

(See the tables at the end of the news release for details as to the reconciliation of earnings from ongoing operations to reported earnings.)

“Earnings from ongoing operations” should not be considered as an alternative to reported earnings, or net income attributable to PPL, which is an indicator of operating performance determined in accordance with generally accepted accounting principles (GAAP). PPL believes that “earnings from ongoing operations,” although a non-GAAP financial measure, is also useful and meaningful to investors because it provides management’s view of PPL’s fundamental earnings performance as another criterion in making investment decisions. PPL’s management also uses “earnings from ongoing operations” in measuring certain corporate performance goals. Other companies may use different measures to present financial performance.

“Earnings from ongoing operations” is adjusted for the impact of special items. Special items include:

•	Energy-related economic activity.

•	Foreign currency-related economic hedges.

•	Gains and losses on sales of assets not in the ordinary course of business.

•	Impairment charges (including impairments of securities in the company’s nuclear decommissioning trust funds).

•	Workforce reduction and other restructuring impacts.

•	Acquisition-related costs and charges.

•	Other charges or credits that are, in management’s view, not reflective of the company’s ongoing operations.

Statements contained in this news release with respect to future earnings are “forward-looking statements” within the meaning of the federal securities laws. Although PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL Corporation’s Form 10-K and other reports on file with the Securities and Exchange Commission.

2

PPL CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED FINANCIAL INFORMATION (a)

Condensed Consolidated Balance Sheets (Unaudited)

(Millions of Dollars)

	December 31, 2011(b)	December 31, 2010
Assets
Cash and cash equivalents	$1,202	$925
Short-term investments	16	163
Price risk management assets - current	2,548	1,918
Assets held for sale		374
Other current assets	2,660	2,808
Investments	718	693
Property, Plant and Equipment
Regulated utility plant	22,994	15,994
Less: Accumulated depreciation - regulated utility plant	3,534	3,037

Regulated utility plant, net	19,460	12,957

Non-regulated property, plant and equipment	11,809	11,146
Less: Accumulated depreciation - non-regulated property, plant and equipment	5,676	5,440

Non-regulated property, plant and equipment, net	6,133	5,706
Construction work in progress	1,673	2,160

Property, Plant and Equipment, net	27,266	20,823

Regulatory assets	1,349	1,180
Goodwill and other intangibles	5,179	2,727
Price risk management assets - noncurrent	920	655
Other noncurrent assets	790	571

Total Assets	$42,648	$32,837

Liabilities and Equity
Short-term debt	$578	$694
Price risk management liabilities - current	1,570	1,144
Accounts payable	1,214	1,028
Other current liabilities	1,893	2,348
Long-term debt	17,993	12,161
Deferred income taxes and investment tax credits	3,611	2,800
Price risk management liabilities - noncurrent	840	470
Accrued pension obligations	1,299	1,496
Regulatory liabilities	1,010	1,031
Other noncurrent liabilities	1,544	1,187
Common stock and additional paid-in-capital	6,819	4,607
Earnings reinvested	4,797	4,082
Accumulated other comprehensive loss	(788)	(479)
Noncontrolling interests	268	268

Total Liabilities and Equity	$42,648	$32,837

(a)	The Financial Statements in this news release have been condensed and summarized for purposes of this presentation. Please refer to PPL Corporation’s periodic filings with the Securities and Exchange Commission for full financial statements, including note disclosure.
(b)	December 31, 2011 balances include the purchase price allocation associated with the acquisition of WPD Midlands on April 1, 2011.

PPL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statements of Income (Unaudited)

(Millions of Dollars, Except Share Data)

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010 (a)	2011 (a)	2010 (a)
Operating Revenues
Utility	$1,597	$1,230	$6,292	$3,668
Unregulated retail electric and gas (b)	209	94	726	415
Wholesale energy marketing
Realized	1,130	1,050	3,807	4,832
Unrealized economic activity (b)	1,178	(615)	1,407	(805)
Net energy trading margins	(16)	6	(2)	2
Energy-related businesses	120	98	507	409

Total Operating Revenues	4,218	1,863	12,737	8,521

Operating Expenses
Operation
Fuel (b)	454	425	1,946	1,235
Energy purchases
Realized	663	641	2,130	2,773
Unrealized economic activity (b)	1,074	(704)	1,123	(286)
Other operation and maintenance	626	527	2,667	1,756
Depreciation	263	180	960	556
Taxes, other than income	88	57	326	238
Energy-related businesses	116	95	484	383

Total Operating Expenses	3,284	1,221	9,636	6,655

Operating Income	934	642	3,101	1,866
Other Income (Expense) - net	6	(13)	4	(31)
Other-Than-Temporary Impairments			6	3
Interest Expense	220	180	898	593

Income from Continuing Operations Before Income Taxes	720	449	2,201	1,239
Income Taxes	262	111	691	263

Income from Continuing Operations After Income Taxes	458	338	1,510	976
Income (Loss) from Discontinued Operations (net of income taxes)		21	2	(17)

Net Income	458	359	1,512	959
Net Income Attributable to Noncontrolling Interests	4	4	17	21

Net Income Attributable to PPL Corporation	$454	$355	$1,495	$938

Amounts Attributable to PPL Corporation:
Income from Continuing Operations After Income Taxes	$454	$334	$1,493	$955
Income (Loss) from Discontinued Operations (net of income taxes)		21	2	(17)

Net Income	$454	$355	$1,495	$938

Earnings Per Share of Common Stock - Basic
Net Income Available to PPL Corporation Common Shareowners	$0.78	$0.73	$2.71	$2.17

Earnings Per Share of Common Stock - Diluted (c)
Earnings from Ongoing Operations	$0.71	$0.83	$2.73	$3.13
Special Items	0.07	(0.10)	(0.03)	(0.96)

Net Income Available to PPL Corporation Common Shareowners	$0.78	$0.73	$2.70	$2.17

Weighted-Average Shares of Common Stock Outstanding (in thousands)
Basic	578,153	483,145	550,395	431,345
Diluted	579,347	483,382	550,952	431,569

(a)	The results of operations of LKE are consolidated for two months in 2010, as the date of acquisition was November 1, 2010. The results of operations of WPD Midlands are consolidated for eight months in 2011, as the date of acquisition was April 1, 2011. Consistent with PPL’s policy, the results of operations of WPD Midlands are consolidated on a one-month lag.
(b)	Includes activity from energy-related contracts to hedge future cash flows that are not eligible for hedge accounting, or for which hedge accounting was not elected.
(c)	Earnings in 2011 and 2010 were impacted by several special items, as described in the text and tables of this news release. Earnings from ongoing operations exclude the impact of these special items.

PPL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows (Unaudited)

(Millions of Dollars)

	2011 (a)	2010 (a)	2009
Cash Flows from Operating Activities
Net income	$1,512	$959	$426
Adjustments to reconcile net income to net cash provided by operating activities
Pre-tax gain from the sale of the Maine hydroelectric generation business		(25)	(38)
Depreciation	961	567	471
Amortization	254	213	389
Defined benefit plans - expense	205	102	70
Deferred income taxes and investment tax credits	582	241	104
Impairment of assets	13	120	127
Unrealized (gains) losses on derivatives, and other hedging activities	(314)	542	329
Provision for Montana hydroelectric litigation	(74)	66	8
Change in current assets and current liabilities
Prepayments	294	(318)	(17)
Counterparty collateral	(190)	(18)	334
Other	56	(20)	(211)
Defined benefit plans - funding	(667)	(396)	(185)
Other operating activities	(125)		45

Net cash provided by operating activities	2,507	2,033	1,852

Cash Flows from Investing Activities
Expenditures for property, plant and equipment	(2,487)	(1,597)	(1,225)
Proceeds from the sale of certain non-core generation facilities	381
Proceeds from the sale of the Long Island generation business		124
Proceeds from the sale of the Maine hydroelectric generation business		38	81
Acquisition of WPD Midlands	(5,763)
Acquisition of LKE		(6,812)
Purchases of nuclear plant decommissioning trust investments	(169)	(128)	(227)
Proceeds from the sale of nuclear plant decommissioning trust investments	156	114	201
Proceeds from the sale of other investments	163		154
Net (increase) decrease in restricted cash and cash equivalents	(143)	85	218
Other investing activities	(90)	(53)	(82)

Net cash used in investing activities	(7,952)	(8,229)	(880)

Cash Flows from Financing Activities
Issuance of long-term debt	5,745	4,642	298
Retirement of long-term debt	(1,210)	(20)	(1,016)
Issuance of common stock	2,297	2,441	60
Payment of common stock dividends	(746)	(566)	(517)
Redemption of preferred stock of a subsidiary		(54)
Debt issuance and credit facility costs	(102)	(175)	(21)
Net increase (decrease) in short-term debt	(125)	70	(52)
Other financing activities	(92)	(31)	(23)

Net cash provided by (used in) financing activities	5,767	6,307	(1,271)

Effect of Exchange Rates on Cash and Cash Equivalents	(45)	13

Net Increase (Decrease) in Cash and Cash Equivalents	277	124	(299)
Cash and Cash Equivalents at Beginning of Period	925	801	1,100

Cash and Cash Equivalents at End of Period	$1,202	$925	$801

(a)	LKE’s cash flows are consolidated for two months in 2010, as the date of acquisition was November 1, 2010. WPD Midlands’ cash flows are consolidated for eight months in 2011, as the date of acquisition was April 1, 2011. Consistent with PPL’s policy, the cash flows of WPD Midlands are consolidated on a one-month lag.

Key Indicators (Unaudited)

	12 Months Ended
	December 31,
Financial	2011	2010
Dividends declared per share (d)	$1.40	$1.40
Book value per share (a)	$18.72	$16.98
Market price per share (a)	$29.42	$26.32
Dividend yield (a)	4.8%	5.3%
Dividend payout ratio (b)	52%	65%
Dividend payout ratio - earnings from ongoing operations (b)(c)	51%	45%
Price/earnings ratio (a)(b)	10.9	12.1
Price/earnings ratio - earnings from ongoing operations (a)(b)(c)	10.8	8.4
Return on common equity	14.93%	13.26%
Return on common equity - earnings from ongoing operations (c)	15.08%	19.20%

(a)	End of period.
(b)	Based on diluted earnings per share.
(c)	Calculated using earnings from ongoing operations, which excludes the impact of special items, as described in the text and tables of this news release.
(d)	On February 10, 2012, PPL announced an increase in the quarterly dividend on common stock to $0.36 per share, or $1.44 per share on an annualized basis.

Operating - Domestic & International Electricity Sales (Unaudited)

	3 Months Ended December 31,			12 Months Ended December 31,
(GWh)	2011	2010	Percent Change	2011	2010	Percent Change
Domestic Retail Delivered (a)
PPL Electric Utilities	8,587	8,569	0.2%	37,165	36,883	0.8%
LKE (b)	7,119	5,458	30.4%	30,898	5,458	466.1%

Total	15,706	14,027	12.0%	68,063	42,341	60.7%

Domestic Retail Supplied (c)
PPL EnergyPlus	2,537	2,246	13.0%	9,249	9,137	1.2%
LKE (b)	7,119	5,458	30.4%	30,898	5,458	466.1%

Total	9,656	7,704	25.3%	40,147	14,595	175.1%

International Delivered
United Kingdom (d)	19,487	6,684	191.5%	58,245	26,820	117.2%

Domestic Wholesale
PPL EnergyPlus - East (e)	13,427	14,365	(6.5%)	51,804	64,322	(19.5%)
PPL EnergyPlus - West	2,465	2,598	(5.1%)	10,327	10,723	(3.7%)
LKE (b)(f)	1,039	444	134.0%	3,550	444	699.5%

Total	16,931	17,407	(2.7%)	65,681	75,489	(13.0%)

(a)	Represents GWh delivered and billed to retail customers.
(b)	2011 includes LKE’s volumes for the full year, whereas 2010 includes volumes for the two months following the November 1, 2010 date of acquisition.
(c)	Represents GWh supplied by PPL EnergyPlus to PPL Electric Utilities as PLR, and to other retail customers in Pennsylvania, New Jersey, Montana and Maryland. Also includes GWh supplied by LKE to retail customers in Kentucky, Virginia and Tennessee.
(d)	Includes GWh delivered by WPD Midlands since the April 1, 2011 date of acquisition. Sales volumes for WPD operations are reported on a one-month lag.
(e)	Represents GWh generated plus GWh sold under full-requirement sales contracts. The percent change was primarily due to less full-requirement sales contracts in 2011.
(f)	Represents FERC regulated municipal and unregulated off-system sales.

Reconciliation of Segment Earnings from Ongoing Operations to Reported Earnings (Diluted)

(After Tax)

(Unaudited)

4th Quarter 2011	(millions of dollars)
	Kentucky	International	Pennsylvania
	Regulated	Regulated	Regulated	Supply	Total
Earnings from Ongoing Operations	$36	$164	$58	$152	$410
Special Items:
Adjusted energy-related economic activity, net				69	69
Foreign currency-related economic hedges		(3)			(3)
WPD Midlands acquisition-related costs:
Separation benefits		(7)			(7)
Other acquisition-related costs		(21)			(21)
Other:
Montana hydroelectric litigation				47	47
Windfall profits tax litigation		(39)			(39)
Counterparty bankruptcy				(6)	(6)
Wholesale supply cost reimbursement				4	4

Total Special Items		(70)		114	44

Reported Earnings	$36	$94	$58	$266	$454

	(per share)
	Kentucky	International	Pennsylvania
	Regulated	Regulated	Regulated	Supply	Total
Earnings from Ongoing Operations	$0.06	$0.28	$0.10	$0.27	$0.71
Special Items:
Adjusted energy-related economic activity, net				0.11	0.11
WPD Midlands acquisition-related costs:
Separation benefits		(0.01)			(0.01)
Other acquisition-related costs		(0.04)			(0.04)
Other:
Montana hydroelectric litigation				0.08	0.08
Windfall profits tax litigation		(0.07)			(0.07)
Counterparty bankruptcy				(0.01)	(0.01)
Wholesale supply cost reimbursement				0.01	0.01

Total Special Items		(0.12)		0.19	0.07

Reported Earnings	$0.06	$0.16	$0.10	$0.46	$0.78

Reconciliation of Segment Earnings from Ongoing Operations to Reported Earnings (Diluted)

(After Tax)

(Unaudited)

Year-to-Date December 31, 2011	(millions of dollars)
	Kentucky	International	Pennsylvania
	Regulated	Regulated	Regulated	Supply	Total
Earnings from Ongoing Operations	$220	$482	$173	$634	$1,509
Special Items:
Adjusted energy-related economic activity, net	1			72	73
Foreign currency-related economic hedges		5			5
Impairments:
Emission allowances				(1)	(1)
Renewable energy credits				(3)	(3)
WPD Midlands acquisition-related costs:
2011 Bridge Facility costs		(30)			(30)
Foreign currency loss on 2011 Bridge Facility		(38)			(38)
Net hedge gains		38			38
Hedge ineffectiveness		(9)			(9)
U.K. stamp duty tax		(21)			(21)
Separation benefits		(75)			(75)
Other acquisition-related costs		(57)			(57)
LKE acquisition-related costs:
Sale of certain non-core generation facilities				(2)	(2)
Other:
Montana hydroelectric litigation				45	45
Litigation settlement - spent nuclear fuel storage				33	33
Change in U.K. tax rate		69			69
Windfall profits tax litigation		(39)			(39)
Counterparty bankruptcy				(6)	(6)
Wholesale supply cost reimbursement				4	4

Total Special Items	1	(157)		142	(14)

Reported Earnings	$221	$325	$173	$776	$1,495

	(per share)
	Kentucky	International	Pennsylvania
	Regulated	Regulated	Regulated	Supply	Total
Earnings from Ongoing Operations	$0.40	$0.87	$0.31	$1.15	$2.73
Special Items:
Adjusted energy-related economic activity, net				0.12	0.12
Foreign currency-related economic hedges		0.01			0.01
Impairments:
Renewable energy credits				(0.01)	(0.01)
WPD Midlands acquisition-related costs:
2011 Bridge Facility costs		(0.05)			(0.05)
Foreign currency loss on 2011 Bridge Facility		(0.07)			(0.07)
Net hedge gains		0.07			0.07
Hedge ineffectiveness		(0.02)			(0.02)
U.K. stamp duty tax		(0.04)			(0.04)
Separation benefits		(0.13)			(0.13)
Other acquisition-related costs		(0.10)			(0.10)
Other:
Montana hydroelectric litigation				0.08	0.08
Litigation settlement - spent nuclear fuel storage				0.06	0.06
Change in U.K. tax rate		0.12			0.12
Windfall profits tax litigation		(0.07)			(0.07)
Counterparty bankruptcy				(0.01)	(0.01)
Wholesale supply cost reimbursement				0.01	0.01

Total Special Items		(0.28)		0.25	(0.03)

Reported Earnings	$0.40	$0.59	$0.31	$1.40	$2.70

Reconciliation of Segment Earnings from Ongoing Operations to Reported Earnings (Diluted)

(After Tax)

(Unaudited)

4th Quarter 2010	(millions of dollars)
	Kentucky	International	Pennsylvania
	Regulated	Regulated	Regulated	Supply	Other (a)	Total
Earnings from Ongoing Operations	$36	$32	$26	$311	$(1)	$404
Special Items:
Adjusted energy-related economic activity, net	(1)			(6)		(7)
Foreign currency-related economic hedges		3				3
Sales of assets:
Maine hydroelectric generation business				15		15
Impairments:
Emission allowances				(1)		(1)
LKE acquisition-related costs:
Monetization of certain full-requirement sales contracts				(23)		(23)
Sale of certain non-core generation facilities				(2)		(2)
Discontinued cash flow hedges and ineffectiveness				(9)		(9)
Reduction of credit facility				(6)		(6)
2010 Bridge Facility costs					(8)	(8)
Other acquisition-related costs					(14)	(14)
Other:
LKE discontinued operations	2					2
Change in U.K. tax rate		(1)				(1)
Montana basin seepage litigation				2		2

Total Special Items	1	2		(30)	(22)	(49)

Reported Earnings	$37	$34	$26	$281	$(23)	$355

	(per share)
	Kentucky	International	Pennsylvania
	Regulated	Regulated	Regulated	Supply	Other (a)	Total
Earnings from Ongoing Operations	$0.07	$0.07	$0.05	$0.64		$0.83
Special Items:
Adjusted energy-related economic activity, net				(0.01)		(0.01)
Sales of assets:
Maine hydroelectric generation business				0.03		0.03
LKE acquisition-related costs:
Monetization of certain full-requirement sales contracts				(0.05)		(0.05)
Discontinued cash flow hedges and ineffectiveness				(0.02)		(0.02)
Reduction of credit facility				(0.01)		(0.01)
2010 Bridge Facility costs					$(0.01)	(0.01)
Other acquisition-related costs					(0.03)	(0.03)

Total Special Items				(0.06)	(0.04)	(0.10)

Reported Earnings	$0.07	$0.07	$0.05	$0.58	$(0.04)	$0.73

(a)	Includes certain costs incurred prior to the November 1, 2010 acquisition of LKE.

Reconciliation of Segment Earnings from Ongoing Operations to Reported Earnings (Diluted)

(After Tax)

(Unaudited)

Year-to-Date December 31, 2010	(millions of dollars)
	Kentucky	International	Pennsylvania
	Regulated (a)	Regulated	Regulated	Supply	Other (b)	Total
Earnings from Ongoing Operations	$25	$230	$115	$990	$(2)	$1,358
Special Items:
Adjusted energy-related economic activity, net	(1)			(121)		(122)
Foreign currency-related economic hedges		1				1
Sales of assets:
Maine hydroelectric generation business				15		15
Sundance indemnification				1		1
Impairments:
Emission allowances				(10)		(10)
LKE acquisition-related costs:
Monetization of certain full-requirement sales contracts				(125)		(125)
Sale of certain non-core generation facilities				(64)		(64)
Discontinued cash flow hedges and ineffectiveness				(28)		(28)
Reduction of credit facility				(6)		(6)
2010 Bridge Facility costs					(52)	(52)
Other acquisition-related costs					(22)	(22)
Other:
Montana hydroelectric litigation				(34)		(34)
LKE discontinued operations	2					2
Change in U.K. tax rate		18				18
Windfall profits tax litigation		12				12
Health care reform - tax impact				(8)		(8)
Montana basin seepage litigation				2		2

Total Special Items	1	31		(378)	(74)	(420)

Reported Earnings	$26	$261	$115	$612	$(76)	$938

	(per share)
	Kentucky	International	Pennsylvania
	Regulated (a)	Regulated	Regulated	Supply	Other (b)	Total
Earnings from Ongoing Operations	$0.06	$0.53	$0.27	$2.27		$3.13
Special Items:
Adjusted energy-related economic activity, net				(0.27)		(0.27)
Sales of assets:
Maine hydroelectric generation business				0.03		0.03
Impairments:
Emission allowances				(0.02)		(0.02)
LKE acquisition-related costs:
Monetization of certain full-requirement sales contracts				(0.29)		(0.29)
Sale of certain non-core generation facilities				(0.14)		(0.14)
Discontinued cash flow hedges and ineffectiveness				(0.06)		(0.06)
Reduction of credit facility				(0.01)		(0.01)
2010 Bridge Facility costs					$(0.12)	(0.12)
Other acquisition-related costs					(0.05)	(0.05)
Other:
Montana hydroelectric litigation				(0.08)		(0.08)
Change in U.K. tax rate		0.04				0.04
Windfall profits tax litigation		0.03				0.03
Health care reform - tax impact				(0.02)		(0.02)

Total Special Items		0.07		(0.86)	(0.17)	(0.96)

Reported Earnings	$0.06	$0.60	$0.27	$1.41	$(0.17)	$2.17

(a)	The Kentucky Regulated segment includes $21 million of interest expense (after tax) on the 2010 equity units, which were issued in June 2010 to partially fund the LKE acquisition. Of this amount, $11 million (after tax) was included in the Supply segment in the third quarter, which was reallocated from the Supply segment to the Kentucky Regulated segment for the year-to-date presentation.
(b)	Includes certain costs incurred prior to the November 1, 2010 acquisition of LKE.